                                                                   EXHIBIT 32(B)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
               PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     The undersigned, Robert J. Darretta, the Chief Financial Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

          (1) the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ ROBERT J. DARRETTA
                                          --------------------------------------
                                                    Robert J. Darretta
                                                 Chief Financial Officer

Dated: March 10, 2004

     This certification is being furnished to the SEC with this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.

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